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                          BRINSON S&P 500 INDEX FUND
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                      STATEMENT OF ADDITIONAL INFORMATION

   Brinson S&P 500 Index Fund is a diversified series of Brinson Index Trust ("Trust"), a professionally managed open-end management investment company.

   The fund's investment advisor, administrator and principal underwriter is Brinson Advisors, Inc. ("Brinson Advisors"), an indirect wholly owned asset management subsidiary of UBS AG. As the fund's principal underwriter, Brinson Advisors selects dealers for the sale of fund shares.

   Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report without charge by calling toll-free 1-800-647-1568.

   This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus dated September 30, 2001. A copy of the Prospectus may be obtained by calling your investment professional or by calling the fund toll-free 1-800-647-1568. This SAI is dated September 30, 2001.

                               TABLE OF CONTENTS

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                                                                           PAGE
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
    The Fund and Its Investment Policies.................................    2
    The Fund's Investments, Related Risks and Limitations................    2
    Strategies Using Derivative Instruments..............................    8
    Organization of the Fund; Trustees and Officers; Principal Holders
     and Management Ownership of Securities..............................   15
    Investment Advisory, Administration and Principal Underwriting
     Arrangements........................................................   23
    Portfolio Transactions...............................................   27
    Reduced Sales Charges, Additional Exchange and Redemption Information
     and Other Services..................................................   29
    Valuation of Shares..................................................   33
    Performance Information..............................................   33
    Taxes................................................................   35
    Other Information....................................................   36
    Financial Statements.................................................   38
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                     THE FUND AND ITS INVESTMENT POLICIES

   The fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

   The fund's investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), before fees and expenses. The fund seeks to achieve its objective by investing substantially all of its assets in common stocks issued by companies in the S&P 500 Index and in related derivatives, such as options and futures contracts, that simulate investment in the Index. The fund invests at least 65% of its total assets in a substantial majority of the common stocks issued by companies represented in the S&P 500 Index.

   The fund invests in substantially all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index and, ordinarily, invests in at least 450 stocks that are represented in the Index. If the fund experiences exceptional levels of purchases or redemptions, the fund may be delayed in rebalancing its portfolio to reflect the weightings of the common stocks reflected in the Index or may hold less than 450 stocks of the Index. The fund will be rebalanced as soon as practicable to reflect the common stock weightings represented in the Index and may use derivative instruments to replicate the weightings of the Index in the interim. From time to time, adjustments may be made in the fund's investments because of changes in the composition of the Index. The fund will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the weighting of that particular industry in the S&P 500 Index.

   The fund attempts to achieve a correlation, over time, between the performance of its investments and that of the S&P 500 Index of at least 0.95, before deduction of fees and expenses. A correlation of 1.00 would represent perfect correlation between the fund's performance and that of the Index. The performance of the fund versus that of the Index is compared at least weekly. If an unexpected tracking error develops, the fund's portfolio will be rebalanced to bring it into line with the Index. There can be no assurance that the fund will achieve its expected results.

   The fund is authorized to invest up to 35% of its total assets in cash or money market instruments, although it expects these investments will represent a much smaller portion of its total assets under normal circumstances. The fund may invest up to 15% of its net assets in illiquid securities. It may purchase securities on a when-issued basis and may purchase or sell securities for delayed delivery. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its assets. The fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "Investment Limitations of the Fund" for more information regarding borrowings. The fund also may invest in securities of other investment companies.

             THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

   The following supplements the information contained in the Prospectus concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents.

   Equity Securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

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   Preferred stock has certain fixed income features, like a bond, but actually it is equity that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

   While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

   MONEY MARKET INSTRUMENTS. The fund may invest in money market instruments for temporary purposes, to reinvest cash collateral from its securities lending activities or for cash management purposes. These instruments are short-term debt obligations and similar securities and include: (1) securities issued or guaranteed as to interest and principal by the U.S. government or one of its agencies or instrumentalities; (2) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers, (3) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (4) repurchase agreements; and (5) other investment companies that invest exclusively in money market instruments and similar private investment vehicles. Money market instruments include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. In addition, the fund may hold cash and may invest in participation interests in the money market securities mentioned above without limitation.

   INVESTING IN FOREIGN SECURITIES. To the extent the fund holds U.S. dollar denominated securities of foreign issuers, the securities may not be registered with the Securities and Exchange Commission ("SEC"), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

   Investing in foreign securities involves more risks than investing in U.S. securities. The value of foreign securities is subject to social, economic and political developments in the countries where the issuers operate and to changes in foreign currency values, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

   The fund may invest in foreign securities only if the securities are traded in the U.S. directly or through American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. For purposes of the fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

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   ADRs are publicly traded on exchanges or over-the-counter in the United
States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

   Investment income and gains realized on certain foreign securities in which the fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax conventions between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the fund would be subject.

   REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

   Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by Brinson Advisors to present minimum credit risks.

   REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to the fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

   Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

   COUNTERPARTIES. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, Brinson Advisors, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

   ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing

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in more than seven days and restricted securities other than those Brinson
Advisors has determined are liquid pursuant to guidelines established by the fund's board. The assets used as cover for options written by the fund will be considered illiquid unless the options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

   Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

   Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

   Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of such securities promptly or at favorable prices.

   The board has delegated the function of making day-to-day determinations of liquidity to Brinson Advisors pursuant to guidelines approved by the board. Brinson Advisors takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Brinson Advisors monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

   Brinson Advisors also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of portfolio securities or shareholder redemptions), Brinson Advisors will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.


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   LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Brinson Advisors deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Brinson Advisors. The fund may reinvest cash collateral in money market instruments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Brinson Advisors. In determining whether to lend securities to a particular broker-dealer or institutional investor, Brinson Advisors will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

   Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS PaineWebber, Inc. ("UBS PaineWebberSM"), another wholly owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which UBS PaineWebber has acted as lending agent. UBS PaineWebber also has been approved as a borrower under the fund's securities lending program. (UBS PaineWebber is a service mark of UBS AG.)

   WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

   WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than a normal settlement date for such securities at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment. The fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

   A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. When the fund commits to purchase securities on a when-issued or delayed delivery basis, it will designate cash or liquid securities on the books of its custodian marked to market daily, in an amount at least equal to its obligations under the commitment. The fund may sell the right to acquire the security prior to delivery if Brinson Advisors deems it advantageous to do so, which may result in a gain or loss to the fund.

   INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other investment companies, subject to limitations imposed by the Investment Company Act of 1940, as amended ("Investment

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Company Act"). Among other things, these limitations currently restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investment in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The fund may invest in the shares of other investment companies when, in the judgment of Brinson Advisors, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load.

INVESTMENT LIMITATIONS OF THE FUND

   FUNDAMENTAL INVESTMENT LIMITATIONS. The following investment limitations cannot be changed for the fund without the affirmative vote of the lesser of
(a) more than 50% of its outstanding shares or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of its outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

   The fund will not:

   (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

   The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

   (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and provided that the fund will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the weighting of that particular industry in the S&P 500 Index.

   (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

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   (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

   (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

   (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

   (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

   NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

   The fund will not:

   (1) invest more than 15% of its net assets in illiquid securities.

   (2) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

   (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

   (4) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

   (5) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act or under the terms of an exemptive order granted by the SEC and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

                    STRATEGIES USING DERIVATIVE INSTRUMENTS

   GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. The fund may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts. The fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the fund are described below.

   The fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the fund is incorrect in its judgment on market values, interest rates or

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other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

   Options on Securities--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

   Options on Securities Indices--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

   Securities Index Futures Contracts--A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

   Options on Futures Contracts--Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

   GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The fund may use Derivative Instruments to simulate full investment in the S&P 500 Index while retaining a cash balance for management purposes, such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses. As part of its use of Derivative Instruments for the cash management purposes, the fund may attempt to reduce the risk of adverse price movements ("hedge") in the securities of the S&P 500 Index while investing cash received from investor purchases of fund shares or selling securities to meet shareholder redemptions. The fund may also use Derivative Instruments to reduce transaction costs and to facilitate trading.

   Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund's portfolio. Thus, in a short hedge the fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

   Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

   Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad stock market sectors.

   The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, the fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."

   In addition to the products, strategies and risks described below and in the Prospectus, Brinson Advisors may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Brinson Advisors may utilize these opportunities for the fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

   SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

   (1) There might be imperfect correlation between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

   (2) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the fund entered into a short hedge because Brinson Advisors projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

   (3) As described below, the fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. The fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

   COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

   Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of the fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   OPTIONS. The fund may purchase put and call options, and write (sell) covered put or call options on securities in which it invests and indices of those securities. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. The fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to the securities in the S&P 500 Index without purchasing or selling the underlying securities. Writing covered put or call options can enable the fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by the fund would be considered illiquid to the extent described under "The Fund's Investments, Related Risks and Limitations--Illiquid Securities."

   The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contract to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

   The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

   The fund may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities (stocks) are exchange-traded. Exchange markets for options on bonds exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

   The fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the fund will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the fund, there is no assurance that the fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

   If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

   LIMITATIONS ON THE USE OF OPTIONS. The fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

      (1) The fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

      (2) The aggregate value of securities underlying put options written by the fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

      (3) The aggregate premiums paid on all options (including options on securities, securities indices and futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

   FUTURES. The fund may purchase and sell futures contracts that are related to securities in which it is permitted to invest, such as securities index futures contracts. The fund may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, the fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

   No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

   Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When the fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

   Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

   Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of futures or related options can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

   If the fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

   Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

   LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The fund's use of futures and related options is governed by the following guidelines, which can be changed by its board without shareholder vote:

      (1) The aggregate initial margin and premiums on futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are "in-the-money," may not exceed 5% of the fund's net assets.

      (2) The aggregate premiums paid on all options (including options on securities, securities indices and futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

      (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the fund will not exceed 5% of its total assets.

      ORGANIZATION OF THE FUND; TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS
                    AND MANAGEMENT OWNERSHIP OF SECURITIES

   The Trust was organized on May 27, 1997 as a business trust under the laws of Delaware and currently has one operating series. The Trust is governed by a board of trustees which is authorized to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.

   The trustees (sometimes referred to as "board members") and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                                                 BUSINESS EXPERIENCE; OTHER
NAME AND ADDRESS; AGE      POSITION WITH TRUST   DIRECTORSHIPS
---------------------      -------------------   --------------------------
Margo N. Alexander*+; 54         Trustee         Mrs. Alexander is a director of
                                                 Brinson Advisors (since January 1995),
                                                 and an executive vice president and a
                                                 director of UBS PaineWebber (since
                                                 March 1984). She was chief executive
                                                 officer of Brinson Advisors from
                                                 January 1995 to October 2000 and
                                                 chairman of Brinson Advisors from
                                                 March 1999 to September 2001. Mrs.
                                                 Alexander is a director or trustee of
                                                 22 investment companies for which
                                                 Brinson Advisors, UBS PaineWebber or
                                                 one of their affiliates serves as
                                                 investment advisor, sub-advisor or
                                                 manager.

Richard Q. Armstrong; 66         Trustee         Mr. Armstrong is chairman and
R.Q.A. Enterprises                               principal of R.Q.A. Enterprises
One Old Church Road                              (management consulting firm) (since
Unit #6                                          April 1991 and principal occupation
Greenwich, CT 06830                              since March 1995). He is also a
                                                 director of AlFresh Beverages Canada,
                                                 Inc. (a Canadian Beverage subsidiary
                                                 of AlFresh Foods Inc.) (since October
                                                 2000). Mr. Armstrong was chairman of
                                                 the board, chief executive officer and
                                                 co-owner of Adirondack Beverages
                                                 (producer and distributor of soft
                                                 drinks and sparkling/still waters)
                                                 (October 1993-March 1995). He was a
                                                 partner of The New England Consulting
                                                 Group (management consulting firm)
                                                 (December 1992-September 1993). He was
                                                 managing director of LVMH U.S.
                                                 Corporation (U.S. subsidiary of the
                                                 French luxury goods conglomerate,
                                                 Louis Vuitton Moet Hennessey
                                                 Corporation) (1987-1991) and chairman
                                                 of its wine and spirits subsidiary,
                                                 Schieffelin & Somerset Company (1987-
                                                 1991). Mr. Armstrong is a director or
                                                 trustee of 22 investment companies for
                                                 which Brinson Advisors, UBS
                                                 PaineWebber or one of their affiliates
                                                 serves as investment advisor, sub-
                                                 advisor or manager.


                                                BUSINESS EXPERIENCE; OTHER
NAME AND ADDRESS; AGE     POSITION WITH TRUST   DIRECTORSHIPS
---------------------     -------------------   --------------------------
David J. Beaubien; 67           Trustee         Mr. Beaubien is chairman of Yankee
101 Industrial Road                             Environmental Systems, Inc., a
Turners Falls, MA 01376                         manufacturer of meteorological
                                                measuring systems. Prior to January
                                                1991, he was senior vice president of
                                                EG&G, Inc., a company which makes and
                                                provides a variety of scientific and
                                                technically oriented products and
                                                services. He is also director of IEC
                                                Electronics, Inc., a manufacturer of
                                                electronic assemblies. From 1985 to
                                                January 1995, Mr. Beaubien served as a
                                                director or trustee on the boards of
                                                the Kidder, Peabody & Co. Incorporated
                                                mutual funds. Mr. Beaubien is a
                                                trustee of 22 investment companies for
                                                which Brinson Advisors, UBS
                                                PaineWebber or one of their affiliates
                                                serves as investment advisor, sub-
                                                advisor or manager.

E. Garrett Bewkes,        Trustee and Chairman  Mr. Bewkes serves as a consultant to
 Jr.**+; 75                 of the Board of     UBS PaineWebber (since May 1999).
                                Trustees        Prior to November 2000, he was a
                                                director of Paine Webber Group Inc.
                                                ("PW Group") (holding company of UBS
                                                PaineWebber and Brinson Advisors) and
                                                prior to 1996, he was a consultant to
                                                PW Group. Prior to 1988, he was
                                                chairman of the board, president and
                                                chief executive officer of American
                                                Bakeries Company. Mr. Bewkes is a
                                                director of Interstate Bakeries
                                                Corporation. Mr. Bewkes is a director
                                                or trustee of 32 investment companies
                                                for which Brinson Advisors, UBS
                                                PaineWebber or one of their affiliates
                                                serves as investment advisor, sub-
                                                advisor or manager.

                                                BUSINESS EXPERIENCE; OTHER
NAME AND ADDRESS; AGE     POSITION WITH TRUST   DIRECTORSHIPS
---------------------     -------------------   --------------------------
Richard R. Burt; 54             Trustee         Mr. Burt is chairman of IEP Advisors,
1275 Pennsylvania Ave.,                         LLP (international investments and
N.W.                                            consulting firm) (since March 1994)
Washington, DC 20004                            and a partner of McKinsey & Company
                                                (management consulting firm) (since
                                                1991). He is also a director of
                                                Archer-Daniels-Midland Company
                                                (agricultural commodities), Hollinger
                                                International Company (publishing),
                                                six investment companies in the
                                                Deutsche Bank family of funds, nine
                                                investment companies in the Flag
                                                Investors family of funds, The Central
                                                European Fund, Inc. and The Germany
                                                Fund, Inc., vice chairman of Anchor
                                                Gaming (provides technology to gaming
                                                and wagering industry) (since July
                                                1999) and Chairman of Weirton Steel
                                                Corp. (makes and finishes steel
                                                products) (since April 1996). He was
                                                the chief negotiator in the Strategic
                                                Arms Reduction Talks with the former
                                                Soviet Union (1989-1991) and the U.S.
                                                Ambassador to the Federal Republic of
                                                Germany (1985-1989). Mr. Burt is a
                                                director or trustee of 22 investment
                                                companies for which Brinson Advisors,
                                                UBS PaineWebber or one of their
                                                affiliates serves as investment
                                                advisor, sub-advisor or manager.

Meyer Feldberg; 59              Trustee         Mr. Feldberg is Dean and Professor of
Columbia University                             Management of the Graduate School of
101 Uris Hall                                   Business, Columbia University. Prior
New York, NY 10027                              to 1989, he was president of the
                                                Illinois Institute of Technology. Dean
                                                Feldberg is also a director of
                                                Primedia, Inc. (publishing), Federated
                                                Department Stores, Inc. (operator of
                                                department stores), Revlon, Inc.
                                                (cosmetics) and Select Medical Inc.
                                                (healthcare services). Dean Feldberg
                                                is a director or trustee of 30
                                                investment companies for which Brinson
                                                Advisors, UBS PaineWebber or one of
                                                their affiliates serves as investment
                                                advisor, sub-advisor or manager.

George W. Gowen; 72             Trustee         Mr. Gowen is a partner in the law firm
666 Third Avenue                                of Dunnington, Bartholow & Miller.
New York, NY 10017                              Prior to May 1994, he was a partner in
                                                the law firm of Fryer, Ross & Gowen.
                                                Mr. Gowen is a director or trustee of
                                                30 investment companies for which
                                                Brinson Advisors, UBS PaineWebber or
                                                one of their affiliates serves as
                                                investment advisor, sub-advisor or
                                                manager.


                                                 BUSINESS EXPERIENCE; OTHER
NAME AND ADDRESS; AGE      POSITION WITH TRUST   DIRECTORSHIPS
---------------------      -------------------   --------------------------
William W. Hewitt, Jr.;          Trustee         Mr. Hewitt is retired. Since 1988, he
73                                               has served as a director or trustee on
P.O. Box 2359                                    the boards of the Guardian Life
Princeton, NJ 08543-2359                         Insurance Company mutual funds. From
                                                 1990 to January 1995, Mr. Hewitt
                                                 served as a director or trustee on the
                                                 boards of the Kidder, Peabody & Co
                                                 Incorporated mutual funds. From 1986-
                                                 1988, he was an executive vice
                                                 president and director of mutual
                                                 funds, insurance and trust services of
                                                 Shearson Lehman Brothers Inc. From
                                                 1976-1986, he was president of Merrill
                                                 Lynch Funds Distributor, Inc. Mr.
                                                 Hewitt is a trustee of 22 investment
                                                 companies for which Brinson Advisors,
                                                 UBS PaineWebber or one of their
                                                 affiliates serves as investment
                                                 advisor, sub-advisor or manager.

Morton Janklow; 71               Trustee         Mr. Janklow is senior partner of
598 Madison Avenue                               Janklow & Nesbit Associates, an
Princeton, NJ 08540                              international literary agency
                                                 representing leading authors in their
                                                 relationships with publishers and
                                                 motion picture, television and multi-
                                                 media companies, and of counsel to the
                                                 law firm of Janklow & Ashley. Mr.
                                                 Janklow is a trustee of 22 investment
                                                 companies for which Brinson Advisors,
                                                 UBS PaineWebber or one of their
                                                 affiliates serves as investment
                                                 advisor, sub-advisor or manager.

                                                BUSINESS EXPERIENCE; OTHER
NAME AND ADDRESS; AGE     POSITION WITH TRUST   DIRECTORSHIPS
---------------------     -------------------   --------------------------
Frederic V. Malek; 64           Trustee         Mr. Malek is chairman of Thayer
1455 Pennsylvania Ave.,                         Capital Partners (merchant bank) and
N.W.                                            chairman of Thayer Hotel Investors
Suite 350                                       III, Thayer Hotel Investors II and
Washington, DC 20004                            Lodging Opportunities Fund (hotel
                                                investment partnerships). From January
                                                1992 to November 1992, he was campaign
                                                manager of Bush-Quayle '92. From 1990
                                                to 1992, he was vice chairman and,
                                                from 1989 to 1990, he was president of
                                                Northwest Airlines Inc. and NWA Inc.
                                                (holding company of Northwest Airlines
                                                Inc.). Prior to 1989, he was employed
                                                by the Marriott Corporation (hotels,
                                                restaurants, airline catering and
                                                contract feeding), where he most
                                                recently was an executive vice
                                                president and president of Marriott
                                                Hotels and Resorts. Mr. Malek is also
                                                a director of Aegis Communications,
                                                Inc. (tele-services), American
                                                Management Systems, Inc. (management
                                                consulting and computer related
                                                services), Automatic Data Processing,
                                                Inc. (computing services), CB Richard
                                                Ellis, Inc. (real estate services),
                                                FPL Group, Inc. (electric services),
                                                Classic Vacation Group (packaged
                                                vacations), Manor Care, Inc. (health
                                                care), and Northwest Airlines Inc. Mr.
                                                Malek is a director or trustee of 22
                                                investment companies for which Brinson
                                                Advisors, UBS PaineWebber or one of
                                                their affiliates serves as investment
                                                advisor, sub-advisor or manager.

Carl W. Schafer; 65             Trustee         Mr. Schafer is president of the
66 Witherspoon Street,                          Atlantic Foundation (charitable
#1100 Princeton, NJ                             foundation). He is a director of Labor
08542                                           Ready, Inc. (temporary employment),
                                                Roadway Express, Inc. (trucking), The
                                                Guardian Group of Mutual Funds, the
                                                Harding, Loevner Funds, E.I.I. Realty
                                                Trust (investment company), Electronic
                                                Clearing House, Inc. (financial
                                                transactions processing), Frontier Oil
                                                Corporation and Nutraceutix, Inc.
                                                (biotechnology company). Prior to
                                                January 1993, he was chairman of the
                                                Investment Advisory Committee of the
                                                Howard Hughes Medical Institute. Mr.
                                                Schafer is a director or trustee of 22
                                                investment companies for which Brinson
                                                Advisors, UBS PaineWebber or one of
                                                their affiliates serves as investment
                                                advisor, sub-advisor or manager.

                                                BUSINESS EXPERIENCE; OTHER
NAME AND ADDRESS; AGE     POSITION WITH TRUST   DIRECTORSHIPS
---------------------     -------------------   --------------------------
William D. White; 67            Trustee         Mr. White is retired. From February
P.O. Box 199                                    1989 through March 1994, he was
Upper Black Eddy, PA                            president of the National League of
18972                                           Professional Baseball Clubs. Prior to
                                                1989, he was a television sportscaster
                                                for WPIX-TV, New York. Mr. White
                                                served on the Board of Directors of
                                                Centel from 1989 to 1993 and until
                                                recently on the board of directors of
                                                Jefferson Banks Incorporated,
                                                Philadelphia, PA. Mr. White is a
                                                trustee of 22 investment companies for
                                                which Brinson Advisors, UBS
                                                PaineWebber or one of their affiliates
                                                serves as investment advisor, sub-
                                                advisor or manager.

T. Kirkham Barneby*; 55      Vice President     Mr. Barneby is a managing director and
                                                chief investment officer--quantitative
                                                investments of Brinson Advisors. Mr.
                                                Barneby is a vice president of nine
                                                investment companies for which Brinson
                                                Advisors, UBS PaineWebber or one of
                                                their affiliates serves as investment
                                                advisor, sub-advisor or manager.

Thomas Disbrow***; 35      Vice President and   Mr. Disbrow is a director and a senior
                          Assistant Treasurer   manager of the mutual fund finance
                                                department of Brinson Advisors. Prior
                                                to November 1999, he was a vice
                                                president of Zweig/Glaser Advisers.
                                                Mr. Disbrow is a vice president and
                                                assistant treasurer of 22 investment
                                                companies for which Brinson Advisors,
                                                UBS PaineWebber or one of their
                                                affiliates serves as investment
                                                advisor, sub-advisor or manager.

Amy R. Doberman**; 39      Vice President and   Ms. Doberman is an executive director
                               Secretary        and general counsel of Brinson
                                                Advisors. From December 1996 through
                                                July 2000, she was general counsel of
                                                Aeltus Investment Management, Inc.
                                                Prior to working at Aeltus, Ms.
                                                Doberman was a Division of Investment
                                                Management Assistant Chief Counsel at
                                                the SEC. Ms. Doberman is a vice
                                                president and secretary of 22
                                                investment companies and secretary of
                                                2 investment companies for which
                                                Brinson Advisors, UBS PaineWebber or
                                                one of their affiliates serves as
                                                investment advisor, sub-advisor or
                                                manager.

                                                BUSINESS EXPERIENCE; OTHER
NAME AND ADDRESS; AGE     POSITION WITH TRUST   DIRECTORSHIPS
---------------------     -------------------   --------------------------

Kevin J. Mahoney***; 36    Vice President and   Mr. Mahoney is a director and a senior
                          Assistant Treasurer   manager of the mutual fund finance
                                                department of Brinson Advisors. From
                                                August 1996 through March 1999, he was
                                                the manager of the mutual fund
                                                internal control group of Salomon
                                                Smith Barney. Mr. Mahoney is a vice
                                                president and assistant treasurer of
                                                22 investment companies for which
                                                Brinson Advisors, UBS PaineWebber or
                                                one of their affiliates serves as
                                                investment advisor, sub-advisor or
                                                manager.

Emil Polito*; 40             Vice President     Mr. Polito is an executive director
                                                and head of investment support and
                                                mutual fund services of Brinson
                                                Advisors. From July 2000 to October
                                                2000, he was a senior manager of
                                                investment systems at Dreyfus Corp.
                                                Prior to July 2000, Mr. Polito was a
                                                senior vice president and director of
                                                operations and control for Brinson
                                                Advisors. Mr. Polito is a vice
                                                president of 22 investment companies
                                                for which Brinson Advisors, UBS
                                                PaineWebber or one of their affiliates
                                                serves as investment advisor, sub-
                                                advisor or manager.

Paul H. Schubert***; 38    Vice President and   Mr. Schubert is an executive director
                               Treasurer        and head of the mutual fund finance
                                                department of Brinson Advisors. Mr.
                                                Schubert is a vice president and
                                                treasurer of 22 investment companies
                                                and treasurer and principal accounting
                                                officer of 2 investment companies for
                                                which Brinson Advisors, UBS
                                                PaineWebber or one of their affiliates
                                                serves as investment advisor, sub-
                                                advisor or manager.

                                              BUSINESS EXPERIENCE; OTHER
NAME AND ADDRESS; AGE   POSITION WITH TRUST   DIRECTORSHIPS
---------------------   -------------------   --------------------------

Brian M. Storms*; 47         President        Mr. Storms is chief operating officer
                                              (since September 2001) and president
                                              of Brinson Advisors (since March
                                              1999). Mr. Storms was chief executive
                                              officer of Brinson Advisors from
                                              October 2000 to September 2001. He was
                                              president of Prudential Investments
                                              (1996-1999). Prior to joining
                                              Prudential Investments, he was a
                                              managing director at Fidelity
                                              Investments. Mr. Storms is president
                                              of 22 investment companies and
                                              president and trustee of 2 investment
                                              companies for which Brinson Advisors,
                                              UBS PaineWebber or one of their
                                              affiliates serves as investment
                                              advisor, sub-advisor or manager.

Keith A. Weller**; 40    Vice President and   Mr. Weller is a director and senior
                        Assistant Secretary   associate general counsel of Brinson
                                              Advisors. Mr. Weller is a vice
                                              president and assistant secretary of
                                              22 investment companies for which
                                              Brinson Advisors, UBS PaineWebber or
                                              one of their affiliates serves as
                                              investment advisor, sub-advisor or
                                              manager.

--------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
*** This person's business address is Newport Center III, 499 Washington
    Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.
+ Mrs. Alexander and Mr. Bewkes are "interested persons" of the fund as defined in the Investment Company Act by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.

   The fund pays each trustee who is not an "interested person" of the fund $1,000 annually and up to $150 per series for attending each board meeting and each separate meeting of a board committee. Each chairman of the audit and contract review committees of individual funds receives additional compensation aggregating $15,000 annually from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Because Brinson Advisors performs substantially all of the services necessary for the operation of the fund, the fund requires no employees. No officer, director or employee of Brinson Advisors or UBS PaineWebber presently receives any compensation from the fund for acting as a board member or officer.

   The table below includes certain information relating to the compensation of the current board members who held office with the fund during the periods indicated.

                              COMPENSATION TABLE+

                                                 AGGREGATE    TOTAL COMPENSATION
                                               COMPENSATION   FROM THE TRUST AND
            NAME OF PERSON, POSITION          FROM THE TRUST* THE FUND COMPLEX**
            ------------------------          --------------- ------------------
    Richard Q. Armstrong, Trustee............     $1,780           $108,232
    Richard R. Burt, Trustee.................      1,630            108,232
    Meyer Feldberg, Trustee..................      2,646            173,982
    George W. Gowen, Trustee.................      1,750            173,982
    Frederic V. Malek, Trustee...............      1,780            108,232
    Carl W. Schafer, Trustee.................      1,780            106,372

--------
+ Only independent board members are compensated and identified above; board members who are "interested persons" as defined by the Investment Company Act, do not receive compensation.
* Represents fees paid to each board member indicated during the fiscal year ended May 31, 2001.
** Represents total compensation paid during the calendar year ended December
   31, 2000, by 33 investment companies (37 in the case of Messrs. Feldberg and Gowen) for which Brinson Advisors, UBS PaineWebber or one of their affiliates served as investment advisor or investment manager. None of these funds has a bonus, pension, profit sharing or retirement plan.

   PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES. As of August 31, 2001, directors and officers owned in the aggregate less than 1% of the outstanding shares of any class of the fund.

   As of August 31, 2001, the following shareholders were shown in the fund's records as owning 5% or more of Class A shares of the fund. Management is not aware of any other person who owns beneficially 5% or more of any class of the fund's shares.

                                    PERCENTAGE OF
                                    CLASS A SHARES
                                     BENEFICIALLY
                                     OWNED AS OF
                                      AUGUST 31,
    NAME AND ADDRESS*                    2001
    -----------------               --------------
    Legacy Corporation #2
    c/o Brown Bros. Harriman Trust       6.15%

    John Scarisbrick
    Penny Scarisbrick Ten in Com         5.16%

--------
* The shareholders listed may be contacted c/o Brinson Advisors, Inc., 51 West 52nd Street, New York, NY 10019-6114.

  INVESTMENT ADVISORY, ADMINISTRATION AND PRINCIPAL UNDERWRITING ARRANGEMENTS

  INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Brinson Advisors acts as the investment advisor and administrator to the fund pursuant to a contract ("Advisory Contract") with the Trust. Under the Advisory Contract, the fund pays Brinson Advisors a fee, computed daily and paid monthly, at the annual rate of 0.20% of average daily net assets.

   During the fiscal years ended May 31, 2001, May 31, 2000 and May 31, 1999, Brinson Advisors earned (or accrued) advisory fees in the amounts of $174,766 (of which $164,826 was waived), $145,401 (all of which was waived) and $49,416, (all of which was waived), respectively.

   Under the terms of the Advisory Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by Brinson Advisors. Expenses borne by the fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by Brinson Advisors; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees and officers who are not interested persons (as defined in the Investment Company Act) of the Trust or Brinson Advisors; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; (18) costs of mailing, stationery and communications equipment; (19) expenses incident to any dividend, withdrawal or redemption options; (20) charges and expenses of any outside pricing service used to value portfolio securities; (21) interest on borrowings of the fund; and (22) fees or expenses related to license agreements with respect to securities indices.

   Under the Advisory Contract, Brinson Advisors will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Brinson Advisors in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities on 60 days' written notice to Brinson Advisors, or by Brinson Advisors on 60 days' written notice to the fund.

   SECURITIES LENDING. During the fiscal years ended May 31, 2001 and May 31, 2000, the fund paid (or accrued) $191 and $1,500, respectively to UBS PaineWebber for its services as securities lending agent. During the fiscal year ended May 31, 1999 the fund paid (or accrued) no fees to UBS PaineWebber for its services as securities lending agent because the fund did not engage in any securities lending activities.

   PERSONAL TRADING POLICIES. The fund, its investment advisor and its principal underwriter each have adopted a code of ethics under Rule 17j-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

   PRINCIPAL UNDERWRITING ARRANGEMENTS. Brinson Advisors acts as the principal underwriter of each class of shares of the fund pursuant to a principal underwriting contract with the Trust ("Principal Underwriting Contracts"). The Principal Underwriting Contract requires Brinson Advisors to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. Brinson Advisors has entered into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares.

   Under separate plans of distribution pertaining to the Class A shares and Class C shares adopted by the fund in the manner prescribed under Rule 12b-1 under the Investment Company Act ("Class A Plan" and "Class C Plan," collectively, "Plans"), the fund pays Brinson Advisors a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of Class A and Class C shares of the fund. Under the Class C Plan, the fund pays Brinson Advisors a distribution fee, accrued daily and payable monthly at the annual rate of 0.75% of the average daily net assets of the Class C shares. The fund pays Brinson Advisors no distribution fees with respect to its Class A shares. There is no distribution plan with respect to Class Y shares and the fund pays no service or distribution fees with respect to its Class Y shares.

   Brinson Advisors uses the service fees under the Plans for Class A and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

   Brinson Advisors uses the distribution fees under the Class C Plan to offset the commissions it pays to each dealer for selling each fund's Class C shares, and to offset its marketing costs attributable to such class, such as preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. Brinson Advisors also may use distribution fees to pay additional compensation to dealers and to offset other costs allocated to Brinson Advisors' distribution activities.

   Brinson Advisors receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

   The Plans and the Principal Underwriting Contract specify that the fund must pay service and distribution fees to Brinson Advisors for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if Brinson Advisors' expenses exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if Brinson Advisors' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of a Plan will be Brinson Advisors' sole responsibility and not that of the fund. Annually, the board reviews the Plan and Brinson Advisors' corresponding expenses for each class of shares of the fund separately from the Plan and expenses of the other class of shares.

   Among other things, each Plan provides that (1) Brinson Advisors will submit to the board at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of trustees who are not "interested persons" of the fund shall be committed to the discretion of the trustees who are not "interested persons" of the fund.

   In reporting amounts expended under the Plan to the board, Brinson Advisors allocates expenses attributable to the sale of each class of the fund's shares to such class based on the ratio of sales of shares of such class to the sales of all classes of shares. The fees paid by one class of the fund's shares will not be used to subsidize the sale of another class of the fund's shares.

   For the fiscal year ended May 31, 2001, the fund paid (or accrued) to Brinson Advisors service fees of $84,825 under the Class A Plan and service and distribution fees of $437,310 under the Class C Plan.

   Brinson Advisors estimates that it incurred the following shareholder service-related and distribution-related expenses with respect to the fund during the fiscal year ended May 31, 2001:

    CLASS A
    Marketing and advertising......................................... $126,111
    Amortization of commissions.......................................      --
    Printing of prospectuses and SAIs.................................      882
    Branch network costs allocated and interest expense...............   71,078
    Service fees paid to investment professionals.....................   32,234

    CLASS C
    Marketing and advertising.........................................  162,620
    Amortization of commissions.......................................  124,633
    Printing of prospectuses and SAIs.................................    1,137
    Branch network costs allocated and interest expense...............   92,917
    Service fees paid to investment professionals.....................   41,545

   "Marketing and advertising" includes various internal costs allocated by Brinson Advisors to its efforts at distributing the fund's shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Brinson Advisors. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various departments involved in the distribution of the fund's shares, including the retail branch system of UBS PaineWebber, the sole dealer for the fund's shares during this period and "service fees paid to investment professionals" represents compensation paid by UBS PaineWebber to its financial advisors.

   In approving the fund's overall Flexible PricingSM system of distribution, the board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund's shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

   In approving the Class A Plan and the Class C Plan, the board considered all the features of the distribution system and the anticipated benefits to the fund and its shareholders. With regard to each Plan, the board considered
(1) the conditions under which initial sales charges and/or contingent deferred sales charges would be imposed and the amount of such charges, (2) Brinson Advisors' belief that the different combinations of initial sales charges, contingent deferred sales charges, service fees and distribution fees would be attractive to dealers and investment professionals, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by Brinson Advisors, (5) the services provided by dealers pursuant to each dealer agreement with Brinson Advisors and (6) Brinson Advisors' shareholder service-related and, where applicable, distribution-related expenses and costs.

   With respect to each Plan, the board considered all compensation that Brinson Advisors would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The board also considered the benefits that would accrue to Brinson Advisors under the Plan in that Brinson Advisors would receive service, distribution, advisory and administration fees that are calculated based upon a percentage of the average net assets of the fund. These fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.

   Under the Principal Underwriting Contract and prior similar principal underwriting contracts between the fund and Brinson Advisors for the Class A shares for the periods set forth below, Brinson Advisors earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to UBS PaineWebber as dealer.

                                                           FISCAL YEARS ENDED
                                                         -----------------------
                                                         MAY 31, MAY 31, MAY 31,
                                                          2001    2000    1999
                                                         ------- ------- -------
    Earned.............................................. $61,368 $99,638 $75,471
    Retained............................................  10,196     439   1,473

   Brinson Advisors earned and retained the following contingent deferred sales charges paid upon certain redemptions of fund shares for the fiscal year ended May 31, 2001:

    Class A............................................................. $     0
    Class C.............................................................  10,339

                            PORTFOLIO TRANSACTIONS

   Subject to policies established by the board, Brinson Advisors is responsible for the execution of the fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Brinson Advisors generally seeks to obtain the best net results for the fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Brinson Advisors generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions, through which some equity securities and most debt securities are traded, generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The fund may invest in securities traded in the over-the-counter market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. For the fiscal years ended May 31, 2001, May 31, 2000 and May 31, 1999, the fund paid $19,262, $18,065 and $17,687 in brokerage commissions, respectively.

   The fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of Brinson Advisors, including UBS PaineWebber. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to any affiliated broker are reasonable and fair. Specific provisions in the Advisory Contract authorize Brinson Advisors and any of its affiliates to effect portfolio transactions for the fund on a national securities exchange of which it is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

   For the fiscal years ended May 31, 2001, May 31, 2000 and May 31, 1999, the fund paid no brokerage commissions to UBS PaineWebber or any other affiliate of Brinson Advisors.

   Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The fund's procedures in selecting FCMs to execute its transactions in futures contracts, including procedures permitting the use of affiliates of Brinson Advisors, are similar to those in effect with respect to brokerage transactions in securities.

   In selecting brokers, Brinson Advisors will consider the full range and quality of a broker's services. Consistent with the interests of the fund and subject to the review of the board, Brinson Advisors may cause the fund to purchase and sell portfolio securities through brokers who provide Brinson Advisors with brokerage or research services. The fund may pay those brokers a higher commission than may be charged by other brokers, provided that Brinson Advisors determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Brinson Advisors to the fund and its other clients.

   Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminar, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons and government representatives.

   For the fiscal year ended May 31, 2001, Brinson Advisors directed no transactions to brokers chosen because they provided research services.

   For purchases or sales with broker-dealer firms which act as principal, Brinson Advisors seeks best execution. Although Brinson Advisors may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight were attributed to the services provided by the executing dealer. Brinson Advisors may consider the sale of shares of the fund and of other funds it advises as a factor in the selection of brokers or dealers to effect transactions for the fund, subject to its duty to seek best execution. Brinson Advisors may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

   Research services and information received from brokers or dealers are supplemental to Brinson Advisors' own research efforts and, when utilized, are subject to internal analysis before being incorporated into their own investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by Brinson Advisors in advising other funds or accounts and, conversely, research services furnished to Brinson Advisors by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

   Investment decisions for the fund and for other investment accounts managed by Brinson Advisors are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

   The fund will not purchase securities that are offered in underwritings in which UBS PaineWebber, Brinson Advisors or any of their affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that UBS PaineWebber, Brinson Advisors or any of their affiliates not participate in or benefit from the sale to the fund.

   As of May 31, 2001, the fund owned securities issued by the following companies which are regular broker-dealers for the fund:

                 ISSUER               TYPE OF SECURITY  VALUE
                 ------               ---------------- --------
    Lehman Brothers Holdings, Inc.      Common Stock   $136,059
    Morgan Stanley Dean Witter & Co.    Common Stock    546,084

   PORTFOLIO TURNOVER. The fund's annual portfolio turnover rate may vary greatly from year to year, but will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the fiscal years ended May 31, 2001 and May 31, 2000, the fund's portfolio turnover rates were 32% and 5%, respectively.

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                        INFORMATION AND OTHER SERVICES

   WAIVERS OF SALES CHARGES/CONTINGENT DEFERRED SALES CHARGES--CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

   . Purchase shares through a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Brinson Advisors may make payments out of its own resources to the dealer and to the variable annuity's sponsor, advisor or distributor in a total amount not to exceed l% of the amount invested;

   . Acquire shares through an investment program that is not sponsored by UBS PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with UBS PaineWebber permitting the sale of shares at net asset value to that program. For investments made pursuant to this waiver, Brinson Advisors may make a payment to UBS PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived;

   . Acquire shares in connection with a reorganization pursuant to which the fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

   . Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during the fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

   In addition, reduced sales charges on Class A shares are available through the combined purchase plan or through rights of accumulation described below. Class A share purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.

   COMBINED PURCHASE PRIVILEGE--CLASS A SHARES. Investors and eligible groups of related fund investors may combine purchases of Class A shares of the fund with concurrent purchases of Class A shares of any other Brinson and PACE mutual funds and thus take advantage of the reduced sales charges indicated in the table of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the fund and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

   An "eligible group of related fund investors" can consist of any combination of the following:

      (a) an individual, that individual's spouse, parents and children;

      (b) an individual and his or her Individual Retirement Account
   ("IRA");

      (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

      (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by individual(s);

      (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

      (f) an individual and a Uniform Transfers to Minors Act/Uniform Gifts to Minors Act account created by the individual or the individual's spouse;

      (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

      (h) individual accounts related together under one registered investment advisor having full discretion and control over the accounts. The registered investment advisor must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

   RIGHTS OF ACCUMULATION--CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related fund investors (as defined above) are permitted to purchase Class A shares among related accounts at the offering price applicable to the total of
(1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A fund shares and Class A shares of any other Brinson or PACE mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

   REINSTATEMENT PRIVILEGE--CLASS A SHARES. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes--Special Rule for Class A Shareholders," below.

   PURCHASES OF CLASS A SHARES THROUGH THE UBS PAINEWEBBER INSIGHTONESM PROGRAM. Investors who purchase shares through the UBS PaineWebber InsightOneSM Program are eligible to purchase Class A shares without a sales load. The UBS PaineWebber InsightOneSM Program offers a non-discretionary brokerage account to investors for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.

   PAYMENTS BY BRINSON ADVISORS--CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As distributor of the Class Y shares, Brinson Advisors may, from time to time, make payments out of its own resources to dealers who sell Class Y shares of the Brinson and PACE mutual funds.

   PURCHASES OF CLASS Y SHARES THROUGH THE PACESM MULTI ADVISOR PROGRAM. An investor who participates in the PACESM Multi Advisor Program is eligible to purchase Class Y shares. The PACESM Multi Advisor Program is an advisory program sponsored by UBS PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACESM Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of UBS PaineWebber and its affiliates are entitled to a waiver of this fee. Please contact your UBS PaineWebber Financial Advisor or UBS PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACESM Multi Advisor Program.

   PURCHASES AND SALES OF CLASS Y SHARES FOR PARTICIPANTS IN UBS PW 401(K) PLUS PLAN. The Trustee of the UBS PW 401(k) Plus Plan, a defined contribution plan for employees of UBS PaineWebber and certain of its affiliates, buys and sells Class Y shares of the funds that are included as investment options under the Plan to implement the investment choices of individual participants with respect to their Plan contributions. Individual Plan participants should consult with the Summary Plan Description and other plan material of the UBS PW 401(k) Plus Plan (collectively, "Plan Documents") for a description of the procedures and limitations applicable to making and changing investment choices. Copies of the Plan Documents are available from the Benefits Connection, 100 Halfday Road, Lincolnshire, IL 60069 or by calling 1-888-PWEBBER (1-888-793-2237). As described in the Plan Documents, the price at which Class Y shares are bought and sold by the Trustee of UBS PW 401(k) Plus Plan might be more or less than the price per share at the time the participants made their investment choices.

   ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the fund may be exchanged for shares of the corresponding class of other Brinson or PACE mutual funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

   If conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

   The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time.

   FINANCIAL INSTITUTIONS. The fund may authorize financial institutions or their agents, to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

   AUTOMATIC INVESTMENT PLAN--CLASS A AND CLASS C SHARES. UBS PaineWebber offers an automatic investment plan with a minimum initial investment of $1,000 through which the fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the fund's Class A or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the Plan, the shareholder will purchase more shares when the fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholders average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

   SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND CLASS C SHARES. The systematic withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Brinson or PACE mutual fund accounts. Minimum balances and withdrawals vary according to the class of shares:

   . Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

   Withdrawals under the systematic withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan during the first year under the Plan. Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

   An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the systematic withdrawal plan) less aggregate redemptions made other than pursuant to the systematic withdrawal plan is less than $5,000 for Class A and Class C shareholders. Purchases of additional shares of the fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities. On or about the 20th of each month for monthly, quarterly, semi-annual or annual plans, your investment professional will arrange for redemption by the fund of sufficient fund shares to provide the withdrawal payments specified by participants in the fund's systematic withdrawal plan. The payments generally are mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but sale proceeds, with the tax consequences described under "Dividends and Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish a systematic withdrawal plan from their investment professionals or PFPC at 1-800-647-1568.

   INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs in which purchases of Brinson and PACE mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

   TRANSFER OF ACCOUNTS. If investors holding Class A, Class C or Class Y shares of the fund in a brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a dealer agreement with Brinson Advisors relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

                              VALUATION OF SHARES

   The fund determines its net asset value per share separately for each class of shares normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Brinson Advisors as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ("Nasdaq") normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the board.

                            PERFORMANCE INFORMATION

   The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   TOTAL RETURN CALCULATIONS. Average annual total return quotes
("Standardized Return") used in the fund's Performance Advertisements are calculated according to the following formula:

   P(1 + T)/n/ = ERV
   where:   P  = a hypothetical initial payment of $1,000 to purchase shares of a specified class
            T = average annual total return of shares of that class n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

   Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum sales charge of 2.5% is deducted from the initial $1,000 payment and, for Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

   The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

   The following table shows performance information for each class of the fund's outstanding shares for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

                       CLASS                     CLASS A    CLASS C    CLASS Y
                 (INCEPTION DATE)               (10/2/98)  (10/7/98)  (12/31/97)
                 ----------------               ---------  ---------  ----------
    Year ended May 31, 2001:
      Standardized Return*.....................  (13.32)%   (12.64)%    (10.86)%
      Non-Standardized Return..................  (11.12)%   (11.81)%    (10.86)%
    Inception to May 31, 2001:
      Standardized Return*.....................    8.94%      9.28%       8.71%
      Non-Standardized Return..................    9.99%      9.28%       8.71%

--------
* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 2.5%. All Standardized Return Class C shares reflect deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period.

   OTHER INFORMATION. In Performance Advertisements, the fund may compare its Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), with the performance of recognized stock and other indices and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals. Comparisons in Performance Advertisements may be in graphic form.

   Ratings may include criteria relating to portfolio characteristics in addition to performance information. In connection with a ranking, a fund may also provide additional information with respect to the ranking, such as the particular category to which it relates, the number of funds in the category, the criteria on which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

   The fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets.

                                     TAXES

   BACKUP WITHHOLDING. The fund is required to withhold up to 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or Brinson Advisors with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

   SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of the fund's shares for shares of another Brinson or PACE mutual fund generally will have similar tax consequences. In addition, if the fund's shares are bought within 30 days before or after selling other shares of the fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

   SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares of the fund within 90 days of purchase and subsequently acquires Class A shares of the fund or another Brinson or PACE mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the Brinson or PACE mutual fund shares subsequently acquired.

   QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain), determined without regard to any deduction for dividends paid ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and
(3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of the investment company taxable income that it distributes to shareholders.

   If the fund failed to qualify for treatment as a RIC for any taxable year,
(1) it would be taxed as an ordinary corporation on its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

   OTHER INFORMATION. Dividends and other distributions the fund declares in October, November or December of any year that are payable to shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

   A portion of the dividends from the fund's investment company taxable income (whether paid in cash or additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

   If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

   The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

   The use of hedging strategies involving Derivative Instruments, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from options and futures contracts derived by the fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

   The foregoing is only a general summary of some of the important federal tax considerations generally affecting the fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the fund's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the fund and to dividends and other distributions therefrom.

                               OTHER INFORMATION

   DELAWARE BUSINESS TRUST. The Trust is an entity of the type commonly known as a Delaware business trust. Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of the fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or the fund. However, the Trust's trust instrument disclaims shareholder liability for acts or obligations of the Trust or its series (the fund) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from the fund's property for all losses and expenses of any series shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which Brinson Advisors believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

   CLASSES OF SHARES. The fund consists of Class A shares, Class C shares and Class Y shares. A share of each class of the fund represents an identical interest in its investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the fund will affect the performance of those classes. Each share of the fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of the fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class C and Class Y shares will differ.

   VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the fund (so long as it is the sole series of the Trust) may elect all of the trustees of the Trust. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class.

   The fund does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of the trustee at the written request of holders of 10% of the outstanding shares of the Trust.

   CLASS-SPECIFIC EXPENSES. The fund may determine to allocate certain of its expenses to the specific classes of the fund's shares to which those expenses are attributable. For example, the fund's Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

   PRIOR NAMES. Prior to June 4, 2001, the Trust was known as "PaineWebber Index Trust" and the fund was known as "PaineWebber S&P 500 Index Fund."

   CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

   ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Brinson Advisors or the fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, which is determined, composed, and calculated by S&P without regard to Brinson Advisors or the fund. S&P has no obligation to take the needs of Brinson Advisors or the shareholders of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the timing of the issuance or sale of the fund's shares or the determination or calculation of the equation by which shares of the fund are priced or converted into cash. S&P has no obligation or liability in connection with the administration of the fund or the marketing or sale of the fund's shares.

   S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

   COUNSEL. The law firm of Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the fund. Dechert also acts as counsel to Brinson Advisors in connection with other matters.

   AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the fund.

                             FINANCIAL STATEMENTS

   The fund's Annual Report to Shareholders for the period ended May 31, 2001 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.







                                                                         Brinson
                                                              S&P 500 Index Fund





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                                             Statement of Additional Information

                                                              September 30, 2001

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(C)2001 Brinson Advisors, Inc. All rights reserved.